Provisions	6 Months Ended
Jun. 30, 2023
Provisions
Provisions

19.Provisions

	Employee	Rehabilitation
US$ thousand	entitlements	costs	Other	Total
1 January 2023	—	—	—	—
Acquired through business combination	12,244	25,438	53	37,735
Accretion	1,328	—	—	1,328
Movements from foreign exchange impact	(244)	(1)	(2)	(247)
Net book value 30 June 2023	13,328	25,437	51	38,816

Current	12,568	272	51	12,891
Non-current	760	25,165	—	25,925
Net book value 30 June 2023	13,328	25,437	51	38,816

Employee entitlements

As part of the acquisition of CMPL, the Group recognised employee entitlement provisions of $12,244 thousand (Refer Note 25). At 30 June 2023, the employee entitlements provision represents the value of annual leave and long service leave entitlements accrued. The associated expenditure will occur in a pattern consistent with when employees choose to exercise their entitlements with timing of leave taken up to the discretion of the employees.

Rehabilitation costs

As part of the acquisition of CMPL, the Group recognised rehabilitation provisions of $25,438 thousand (Refer Note 25). CMPL’s mining and exploration activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and are generally becoming more restrictive. The Group conducts its operations to protect public health and the environment and believes its operations are in compliance with applicable laws and regulations in all material respects. As part of the mine closure plans, the Group is required to provide annual guarantees over the estimated life of the mines, based on a present value approach, and to furnish the funds for the rehabilitation provision. This law requires a review of closing plans every three years.

Rehabilitation provision represents the accrued cost required to provide adequate rehabilitation and manage the site during a post-closure phase until surrender of the Mining Lease and sign off by the Environmental Authority. The majority of these costs provide for reshaping and covering waste rock emplacements — generally ensuring the site is left in a safe, stable and non-polluting condition — as well as property holding costs (e.g. Mining Lease rental and Council rates) during the post-closure phase.

The bulk of these amounts will be settled when rehabilitation is undertaken over a 3 year period (currently assumed to be started in 2031), with property holding costs expected to be incurred for a period of approximately 10 year after closure.

As at 30 June 2023, the discount rate applied in calculating the restoration and rehabilitation provision is a pre-tax risk free rate specific to the liability and the currency in which they are denominated as follows: Australian dollar 100% (31 December 2022: $nil). The discount rate was not adjusted for the Group’s own credit risk.

Other

As a part of acquisition of CMPL, the Group recognised other provision of $53 thousand (Refer Note 25). Other comprises provisions for possible legal and other consulting related claims.